UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 2, 2020

DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.01 Par Value, Common Stock	DENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Information in Item 8.01 regarding our first quarter 2020 domestic system-wide same store-sales1 is incorporated by reference in this Item 2.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information regarding adjustments to the salaries of our named executive officers set forth in Item 8.01 is incorporated by reference herein.

Item 8.01 Other Events

Operational Update

The global COVID-19 pandemic and various related government mandates restricting dine-in restaurant service has disrupted domestic and international operations for Denny’s Corporation (the “Company”) and its franchisees. First quarter 2020 domestic system-wide same-store sales1 are expected to be down approximately 6% as compared to the first quarter of 2019. These results include growth during the first quarter through February of over 2% as compared to the same period in 2019, which is slightly above the Company’s previous annual guidance range. Domestic system-wide same-store sales1 declined approximately 19% in March as compared to March 2019, reflecting the progressive impact of COVID-19 during the month. While the situation is evolving, the overwhelming majority of restaurants in the Denny’s system continue operating with take out or delivery only options, some with reduced menus and hours.

The Company remains focused on the safety and wellbeing of its guests, restaurant teams, franchisees, employees and suppliers. Additional retraining materials and communications have been distributed to the entire system of restaurants reinforcing strict food safety procedures, handwashing and personal hygiene standards, and enhanced daily deep cleaning protocols. The Company has remained in close contact with public health officials and government agencies to ensure all public health concerns are appropriately addressed. The Company has also worked closely with its suppliers to address contingency plans and has not experienced any significant supply chain issues.

In an effort to support the financial liquidity of its franchisees, the Company has deferred remodels until further notice and provided other temporary limited relief. Furthermore, it has actively engaged with key vendors, landlords and primary third party franchise lenders to pursue additional relief options.

The Company has implemented a number of cost saving measures including suspending all domestic and international travel, placing a hold on all open corporate and field positions, and either canceling field team meetings or converting to virtual formats using existing technology solutions. Effective April 2, 2020, the Company implemented base salary reductions for its Chief Executive Officer, President, Chief Financial Officer and other named executive officers, as well as all other officers and director level employees. The cash retainer fee for all non-employee directors serving on the Company’s Board of Directors was reduced as well. The Company is also considering weekly work hour reductions (e.g., from 40 hours to 32 hours) and has implemented work-reduction furloughs for employees.  The Company is analyzing whether federal tax credits available in connection with the COVID-19 pandemic apply to, or, alternatively, whether loans (and loan forgiveness) may be available for, wages paid to retained employees during the crisis.
1 Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open the same period in the prior year. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as codified in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. The Company urges caution in considering its current trends and any outlook on earnings disclosed in this Current Report on Form 8-K. In addition, certain matters discussed in this Current Report on Form 8-K may constitute forward-looking statements. These forward-looking statements, which reflect its best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny’s Corporation, its subsidiaries, and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expect”, “anticipate”, “believe”, “intend”, “plan”, “hope”, and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others: the rapidly evolving COVID-19 pandemic and related containment measures, including the potential for further operational disruption from government mandates affecting restaurants; economic, public health and political conditions that impact consumer confidence and spending, including COVID-19; competitive pressures from within the restaurant industry; the level of success of our operating initiatives and advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses, such as avian flu, or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy (including with regard to energy costs), particularly at the retail level; political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company’s SEC reports and other filings, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 25, 2019 (and in the Company’s subsequent quarterly reports on Form 10-Q).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: April 7, 2020	/s/ Robert P. Verostek
Robert P. Verostek
Senior Vice President and
Chief Financial Officer